UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 9, 2022 (May 5, 2022)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 5, 2022. Of the 189,518,389 shares of common stock issued and outstanding as of the record date on March 11, 2022, 171,802,930 shares were present, in person or by proxy, thus constituting a quorum of 90.65% of the total shares outstanding and entitled to vote.

At the meeting, stockholders elected all eleven of the directors nominated by the Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified; ratified the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2022; and approved, by an advisory vote, named executive officer compensation for 2021.

Set forth below is the final share voting results for each of the proposals.

(1)	Election of eleven (11) director nominees for a one-year term.

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark D. Millett	146,418,749	14,630,320	10,753,861
Sheree L. Bargabos	154,121,166	6,927,903	10,753,861
Keith E. Busse	155,397,523	5,651,546	10,753,861
Kenneth W. Cornew	156,415,655	4,633,414	10,753,861
Traci M. Dolan	156,572,161	4,476,908	10,753,861
James C. Marcuccilli	142,682,223	18,366,846	10,753,861
Bradley S. Seaman	142,437,054	18,612,015	10,753,861
Gabriel L. Shaheen	154,523,665	6,525,404	10,753,861
Luis M. Sierra	159,773,701	1,275,368	10,753,861
Steven A. Sonnenberg	151,339,470	9,709,599	10,753,861
Richard P. Teets, Jr.	156,285,747	4,763,322	10,753,861

(2)	Proposal to ratify the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,220,342	10,471,535	111,053	-

(3)	Proposal to approve, by an advisory vote, named executive officer compensation for 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,929,963	8,893,584	225,522	10,753,861

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: May 9, 2022	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer